UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D) of the Securities Exchange Act of 1934

April 29, 2004
Date of Report (Date of earliest event reported)

STEINER LEISURE LIMITED
(Exact name of registrant as specified in its charter)

0-28972
(Commission File Number)

Commonwealth of The Bahamas	98-0164731
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Suite 104A, Saffrey Square Nassau, The Bahamas	Not Applicable
(Address of Principal Executive Officer)	(Zip Code)

(242) 356-0006
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address; if changed since last report)

Item 7.  Exhibits

Exhibit 99 - Press Release of Steiner Leisure Limited dated April 28, 2004 reporting financial results for the quarter ending March 31, 2004.

Item 12.  Results of Operations and Financial Condition

This Form 8-K is furnished to comply with the SEC requirement that the earnings press release of the registrant be furnished to the SEC under cover of Form 8-K. Steiner Leisure's earnings press release for the first quarter ending March 31, 2004 was issued after the close of regular trading on the Nasdaq National Market on April 28, 2004.

The information in this Form 8-K, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general language in such filing, unless it is specifically identified therein as being incorporated therein by reference.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STEINER LEISURE LIMITED

Date: April 29, 2004	/s/ Leonard I. Fluxman
Leonard I Fluxman
President and Chief Executive Officer